Commitments and contingencies	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Flight equipment on order
As of June 30, 2024, we had commitments to purchase 351 new aircraft scheduled for delivery through 2029, as adjusted to reflect the agreement entered into in July 2024 to purchase 36 additional aircraft as described in Note 28—Subsequent events. These commitments are primarily based upon purchase agreements with Boeing, Airbus and Embraer S.A. (“Embraer”). These agreements establish the pricing formulas (including adjustments for certain contractual escalation provisions) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft types ultimately acquired. As of June 30, 2024, we also had commitments to purchase 68 engines and 13 new helicopters for delivery through 2026.
26. Commitments and contingencies (Continued)
Prepayments on flight equipment include prepayments of our forward order flight equipment and other balances held by the flight equipment manufacturers. Movements in prepayments on flight equipment during the six months ended June 30, 2024 and 2023 were as follows:

	Six Months Ended June 30,
	2024	2023
Prepayments on flight equipment at beginning of period	$3,576,187	$3,806,602
Prepayments and additions during the period, net	1,015,971	742,076
Interest paid and capitalized during the period	60,921	60,826
Prepayments and capitalized interest applied to the purchase of flight equipment	(853,907)	(911,686)
Prepayments on flight equipment at end of period	$3,799,172	$3,697,818
Legal proceedings
General
In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operations of our business. The Company regularly reviews the possible outcome of such legal actions, and accrues for such legal actions at the time a loss is probable and the amount of the loss can be estimated. In addition, the Company also reviews indemnities and insurance coverage, where applicable. Based on information currently available, we believe the potential outcome of those cases where we are able to estimate reasonably possible losses, and our estimate of the reasonably possible losses exceeding amounts already recognized, on an aggregated basis, is immaterial to our Condensed Consolidated Financial Statements.
Contingent and Possessed Insurance Policy Litigation and Operator Insurance and Reinsurance Policies Litigation
On June 9, 2022, AerCap Ireland Limited (“AerCap Ireland”) (as representative claimant on its own behalf and on behalf of all other insureds under its contingent and possessed insurance policy (the “C&P Policy”)) commenced a claim in the Commercial Court in London, England against the insurers under its C&P Policy in respect of aircraft and spare engines owned by AerCap Ireland and its affiliates (including spare engines owned and managed by a related party) and three managed aircraft, all formerly leased to Russian airlines at the time of Russia’s invasion of Ukraine. During the year ended December 31, 2023, AerCap Ireland and other insureds under the C&P Policy received approximately $1.3 billion in respect of certain of these aircraft and spare engines (including certain managed aircraft and certain spare engines owned and managed by a related party) pursuant to insurance settlements under certain other insurance policies. As a result of these settlements and amendments to the claim to reflect adjustments to the agreed values of certain assets, as of June 30, 2024, AerCap Ireland’s claim (as representative claimant on its own behalf and on behalf of all other insureds under the C&P Policy) under the Aircraft Hull and Spares and Equipment Coverage section of the C&P Policy was approximately $2.1 billion. AerCap Ireland’s alternative claim (as representative claimant on its own behalf and on behalf of all other insureds under the C&P Policy) under the Aviation “War and Allied Perils” Coverage section of its C&P Policy remains in the amount of $1.2 billion. The trial is scheduled to commence in October 2024.
26. Commitments and contingencies (Continued)
In parallel with the C&P Policy claim, in 2023, AerCap Ireland and certain affiliates of AerCap Ireland commenced claims in the Commercial Court in London, England against various reinsurers under reinsurance policies of the Russian airlines’ insurance policies (the “Operator Reinsurance Policies”) in respect of the aircraft and engines formerly leased to Russian airlines at the time of Russia’s invasion of Ukraine. Following completion of insurance settlements with a number of Russian airlines and their Russian insurers in 2023, several of those claims have since been discontinued, and several others amended to discontinue claims in respect of certain aircraft and engines. During the quarter ended March 31, 2024, AerCap Ireland and certain affiliates of AerCap Ireland commenced further claims in the Commercial Court in London, England against various Russian insurers and additional reinsurers of the Russian airlines’ insurance policies (the “Operator Insurance Policies”) in respect of the aircraft and engines which are also the subject of the remaining claims under the Operator Reinsurance Policies. As of June 30, 2024, the remaining claims of AerCap Ireland and its affiliates under the Operator Reinsurance Policies/Operator Insurance Policies were for an aggregate amount of approximately $1.8 billion. In March 2024, the Commercial Court in London rejected the challenge to its jurisdiction brought by certain reinsurers in respect of the claims under the Operator Reinsurance Policies.
We intend to continue to vigorously pursue our claims under the C&P Policy and the Operator Reinsurance Policies/Operator Insurance Policies. However, the collection, timing and amount of any potential recoveries are uncertain and we have not recognized any claim receivables as of June 30, 2024.
26. Commitments and contingencies (Continued)
VASP Litigation
We are party to a group of related cases arising from the leasing of 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our equipment and obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines. VASP appealed and, in 1996, the Appellate Court of the State of São Paulo (“TJSP”) ruled that the aircraft and engines should be returned or that VASP could recover proven damages arising from the repossession.
We have defended this case in the Brazilian courts through various motions and appeals. VASP’s final appeal was denied in November 2022 and the case has been returned to the Superior Court of Justice (“STJ”) for a ruling on the merits of our original appeal of the 1996 TJSP decision.
In 2006, VASP commenced a related proceeding to calculate the amount of alleged damages owed under the TJSP’s 1996 judgment. In 2017, the court decided that VASP had suffered no damages even if the TJSP’s 1996 judgment regarding liability were affirmed. On April 20, 2018, VASP appealed this decision. We believe, however, and we have been advised, that it is not probable that VASP will ultimately be able to recover damages from us even if VASP prevails on the issue of liability. The outcome of the legal process is, however, uncertain. The ultimate amount of damages, if any, payable to VASP cannot reasonably be estimated at this time. We continue to actively pursue all courses of action that may reasonably be available to us and intend to defend our position vigorously.
Meanwhile, in 2008, VASP was adjudicated insolvent by a Brazilian bankruptcy court. The bankruptcy court has since allowed claims in favor of the Company in the aggregate amount of $66 million. We have been advised that it is not probable that VASP’s bankruptcy estate will have funds to pay its creditors but our court-approved claims may be used to offset any damages that VASP might be awarded in the Brazilian courts if for any reason we are not successful in defending ourselves against VASP’s claim for damages.
Transbrasil Litigation
We are party to a group of related actions arising from the leasing of various aircraft and engines to Transbrasil S/A Linhas Areas (“Transbrasil”), a now-defunct Brazilian airline. By 1998, Transbrasil had defaulted on various obligations under its leases with AerCap-related companies, along with other leases it had entered into with General Electric Capital Corporation and certain of its affiliates (collectively, the “Lessors”). Subsequently, Transbrasil issued promissory notes (the “Notes”) to the Lessors in connection with restructurings of the leases. Transbrasil defaulted on the Notes and the Lessors individually brought enforcement actions against Transbrasil in 2001.
Transbrasil brought a lawsuit against the Lessors in February 2001 (the “Transbrasil Lawsuit”), claiming that the Notes had in fact been paid at the time the Lessors brought the enforcement actions. In 2010, an appellate court published a judgment (the “2010 Judgment”) ordering the Lessors to pay Transbrasil statutory penalties equal to double the face amount of the Notes (plus interest and monetary adjustments) as well as damages for any losses incurred as a result of the attempts to collect on the Notes (the “Indemnity Claim”). In 2013, the STJ reversed the 2010 Judgment in most respects as to all of the Lessors. All appeals in respect of the Transbrasil Lawsuit based on the merits of the dispute have now concluded.
However, in July 2011, while the various appeals of the 2010 Judgment were pending, Transbrasil brought, amongst other actions now concluded, an action for provisional enforcement of the Indemnity Claim arising out of the 2010 Judgment. In light of the STJ’s 2013 ruling, (which reversed the 2010 Judgment), the trial court ordered the dismissal of a significant part of the Indemnity Claim. Our appeal regarding the remaining part of the Indemnity Claim remains pending with the TJSP. We believe we have strong arguments to convince the court that Transbrasil is not entitled to any claim under the portion of the Indemnity Claim that remains pending.